UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 27, 2016

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the six months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2016?

A. Short-term Treasury yields edged higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.75%. Its low for the period was 0.64% on February 11, 2016, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.77%. The yield on the ten-year Treasury note began the period at 2.16%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% was on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.83%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexv, returned 2.82% during the six months ended April 30, 2016.

Q. How did the high-yield bond market perform over the six months ended April 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, gained 2.38% for the six months ended April 30, 2016. The high-yield market declined during the first three months of the reporting period. This was triggered by a number of factors, including falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply in March and April 2016. This turnaround occurred as oil prices started to rebound and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 5.56% during the six months ended April 30, 2016. The asset class declined over the first three months of the reporting period due to concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. The asset class then rallied sharply in February, March and April 2016, as oil prices moved higher, global monetary policy remained accommodative and investor risk appetite improved.

Performance review

For the six months ended April 30, 2016, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 2.28% based on its net asset value (“NAV”)viii and 1.38% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Indexix, returned 4.57% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 2.37% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.68 per share. As of April 30, 2016, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$18.52 (NAV)	2.28	%†
$16.69 (Market Price)	1.38	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 27, 2016

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and October 31, 2015 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annaul Report	1

Spread duration (unaudited)

Economic exposure — April 30, 2016

Total Spread Duration
GDO	— 4.70 years
Benchmark	— 6.54 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annaul Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2016

Total Effective Duration
GDO	— 4.96 years
Benchmark	— 6.53 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annaul Report	3

Schedule of investments (unaudited)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 118.2%
Consumer Discretionary — 14.3%
Auto Components — 0.4%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,050,000		$1,068,375	(a)
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,316,380
General Motors Co., Senior Notes	6.600%	4/1/36	720,000		844,934
Total Automobiles					2,161,314
Diversified Consumer Services — 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	158,466	(b)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	300,738
Total Diversified Consumer Services					459,204
Hotels, Restaurants & Leisure — 2.5%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		632,125	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,440,000		1,303,200
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	750,000		783,750
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,155,000
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer Inc., Senior Notes	5.625%	5/1/24	380,000		397,100	(a)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	347,132	GBP	555,784	(b)
Pinnacle Entertainment Inc., Senior Bonds	5.625%	5/1/24	250,000		250,312	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	620,000		585,900	(a)
Whitbread Group PLC, Senior Bonds	3.375%	10/16/25	920,000	GBP	1,363,514	(b)
Total Hotels, Restaurants & Leisure					7,026,685
Household Durables — 0.1%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	180,000		176,400
Media — 8.8%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	610,000		628,300
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	720,000		833,012	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	3,660,000		4,336,130	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,039,888
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,400,000		1,365,000
DISH DBS Corp., Senior Notes	5.875%	11/15/24	320,000		301,520
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		1,942,736
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,100,900		305,500	(c)
Numericable-SFR SA, Senior Secured Bonds	6.250%	5/15/24	1,210,000		1,175,213	(a)
Numericable-SFR SA, Senior Secured Notes	7.375%	5/1/26	2,610,000		2,652,412	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,770,712
Tribune Media Co., Senior Notes	5.875%	7/15/22	450,000		448,875	(a)

See Notes to Financial Statements.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Media — continued
UBM PLC, Notes	5.750%	11/3/20	1,500,000		$1,590,771	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,116,238	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	1,500,000		1,192,484
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,000,000		1,023,750	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	1,500,000		1,516,875	(a)
Total Media					24,239,416
Multiline Retail — 0.6%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	710,000		761,688	(a)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		168,300
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	300,000		262,500	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	700,000		584,500	(a)(c)
Total Multiline Retail					1,776,988
Specialty Retail — 0.9%
GameStop Corp., Senior Notes	6.750%	3/15/21	760,000		750,690	(a)
L Brands Inc., Debentures	6.950%	3/1/33	1,082,000		1,119,870
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	720,000		772,200
Total Specialty Retail					2,642,760
Total Consumer Discretionary					39,551,142
Consumer Staples — 5.6%
Beverages — 1.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	940,000		1,030,011
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,740,000		1,978,101
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	830,000		792,650	(a)
Total Beverages					3,800,762
Food & Staples Retailing — 1.2%
CVS Health Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,288,265
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	1,946,756
Total Food & Staples Retailing					3,235,021
Food Products — 0.6%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	650,000	GBP	897,512	(b)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	700,000		809,104	(a)
Total Food Products					1,706,616
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	420,000		443,100
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	230,000		223,675	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	160,000		151,600	(a)
Total Household Products					818,375

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Tobacco — 2.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	500,000		$418,125
BAT Netherlands Finance BV, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,003,052
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,305,000		2,751,391
Reynolds American Inc., Senior Notes	5.850%	8/15/45	540,000		665,378
Total Tobacco					5,837,946
Total Consumer Staples					15,398,720
Energy — 15.3%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	4.700%	3/15/21	160,000		134,200
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	320,000		219,200	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	670,000		498,313
Total Energy Equipment & Services					851,713
Oil, Gas & Consumable Fuels — 15.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,482,312
California Resources Corp., Senior Notes	5.500%	9/15/21	2,000,000		830,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	500,000		347,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.750%	4/15/23	500,000		332,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	870,000		948,300	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	470,000		289,050
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	560,000		322,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000		469,375
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,500,000		1,347,187
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,025,980		1,095,234	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,842,225
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,000,000		2,455,200
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,440,192
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,520,000		1,593,398
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	2,390,000		2,162,950
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	730,000		573,050	(a)
Laredo Petroleum Inc., Senior Notes	7.375%	5/1/22	420,000		413,700
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		323,535	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,110,000		1,215,450	(b)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	770,000		712,250	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	640,000		611,200
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	910,000		837,200

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000		$135,375
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	700,000		774,578
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000		332,500
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000		724,224
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	910,000		928,200
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,000,000		950,900
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		2,714,320	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	930,000		1,026,240	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	410,000		452,428	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,604,950	(b)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000		1,109,319	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,830,000		3,049,325	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000		1,209,630	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	790,000		703,100
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	390,000		326,625
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000		317,900
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	430,000		363,260
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	540,000		468,110
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	450,000		353,250
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		610,571
WPX Energy Inc., Senior Notes	7.500%	8/1/20	260,000		248,950
WPX Energy Inc., Senior Notes	8.250%	8/1/23	390,000		367,575
Total Oil, Gas & Consumable Fuels					41,415,138
Total Energy					42,266,851
Financials — 37.7%
Banks — 24.6%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,638,096	(b)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	170,000		179,138	(e)(f)
Bank of America Corp., Senior Notes	7.750%	4/30/18	800,000	GBP	1,305,879
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,950,000		6,496,656
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	240,000		241,451	(e)(f)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,478,760
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,860,000		1,839,075	(a)(e)(f)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000		115,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	370,000		385,725
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	1,832,747

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	$1,583,448
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,441,332	(a)(e)(f)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	2,530,000		2,877,875	(a)(e)(f)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	533,616	(b)(e)(f)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	560,000		580,128	(a)(e)(f)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		990,941	(a)(e)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	760,000		759,715	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	4,070,000		3,941,388	(e)(f)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,526,360	(e)
Intesa Sanpaolo SpA, Junior Subordinated Notes	8.375%	10/14/19	450,000	EUR	583,247	(b)(e)(f)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	6,870,000		7,042,437	(e)(f)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	250,000		257,500	(e)(f)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,570,000		1,576,869	(f)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	3,521,182	(e)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	396,828	(b)(e)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,666,473
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,157,946	(b)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,009,766	(a)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	650,000	GBP	906,496	(b)(e)(f)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,168,327	(a)
Societe Generale SA, Junior Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,143,403	(b)(e)(f)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,528,867	(b)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,608,116	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/31/16	3,660,000		3,655,425	(e)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,910,000		2,982,750	(e)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	440,000		470,525	(e)(f)
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	700,000		727,333
Total Banks					68,151,320
Capital Markets — 2.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	470,000		478,275
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/31/16	693,000		501,108	(e)(f)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,603,951
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	980,870
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,480,000		1,527,593
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		957,600	(a)
Total Capital Markets					8,049,397

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,390,000		$1,389,131	(e)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		1,978,700
Total Consumer Finance					3,367,831
Diversified Financial Services — 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	430,000		441,825
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	380,000		394,725
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	560,000		574,000	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,166,500
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,260,000		1,370,250
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	330,000		362,587
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	647,915	(e)(f)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,330,000	GBP	1,845,193	(b)(e)(f)
Total Diversified Financial Services					8,802,995
Insurance — 4.0%
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	578,253	(e)(f)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,057,900	(a)(e)(f)
BUPA Finance PLC, Subordinated Bonds	5.000%	4/25/23	910,000	GBP	1,380,823	(b)
ELM BV (Swiss Reinsurance Co.), Junior Subordinated Notes	5.252%	5/26/16	550,000	EUR	632,473	(b)(e)(f)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,626,049	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	370,000	GBP	536,571	(b)
Generali Finance BV, Junior Subordinated Bonds	5.777%	6/16/16	500,000	EUR	575,298	(e)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		353,100	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Junior Subordinated Bonds	5.767%	6/12/17	500,000	EUR	601,293	(b)(e)(f)
Scottish Widows PLC, Subordinated Notes	5.500%	6/16/23	910,000	GBP	1,376,577	(b)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,423,836
Total Insurance					11,142,173
Real Estate Investment Trusts (REITs) — 0.4%
GEO Group Inc., Senior Notes	6.000%	4/15/26	630,000		647,010
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	440,000		470,800
Total Real Estate Investment Trusts (REITs)					1,117,810
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	170,000		160,650
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,510,000		1,491,125
Total Real Estate Management & Development					1,651,775

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Thrifts & Mortgage Finance — 0.8%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,140,000		$2,022,300	(a)
Total Financials					104,305,601
Health Care — 6.2%
Biotechnology — 0.7%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	960,000		1,007,801
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	490,000		442,225	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	510,000		562,303
Total Biotechnology					2,012,329
Health Care Equipment & Supplies — 1.2%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,271,700	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	570,000		459,563	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,056,000	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	580,000		578,550	(a)
Total Health Care Equipment & Supplies					3,365,813
Health Care Providers & Services — 3.1%
Centene Corp., Senior Notes	5.625%	2/15/21	480,000		506,400	(a)
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		391,275	(a)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	470,000		489,388
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,001,198
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,200,000	EUR	1,428,851	(b)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,465,729
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,320,000		1,239,216
Total Health Care Providers & Services					8,522,057
Pharmaceuticals — 1.2%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	290,000		291,000
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	650,000		660,060
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	970,000		920,287	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	860,000		765,938	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	300,000		276,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	520,000		461,500	(a)
Total Pharmaceuticals					3,374,785
Total Health Care					17,274,984
Industrials — 6.7%
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	330,000		346,913	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	160,000		156,608	(a)
Total Air Freight & Logistics					503,521

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Airlines — 1.6%
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	1,496,358		$1,576,787
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,451,954	(b)
Manchester Airport Group Funding PLC, Senior Secured Notes	4.125%	4/2/24	860,000	GBP	1,378,673	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	23,101		24,026
Total Airlines					4,431,440
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	380,000		397,100	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	550,000		578,187	(a)
Total Building Products					975,287
Commercial Services & Supplies — 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	470,000		381,875	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	780,000		826,800	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,000,000		1,715,000
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,655,526
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		421,050	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,120,000		1,017,800	(a)
Total Commercial Services & Supplies					6,018,051
Construction & Engineering — 0.6%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	720,000		730,800	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	530,000		511,450	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	700,000		364,000	(a)
Total Construction & Engineering					1,606,250
Electrical Equipment — 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	120,860	(a)
Machinery — 0.2%
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	350,000	EUR	431,326	(a)
Marine — 0.0%
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		126,000	*(d)(g)
Road & Rail — 1.2%
Eversholt Funding PLC, Senior Secured Notes	6.359%	12/2/25	740,000	GBP	1,360,354
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,132,000		1,146,150	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,340,000		850,900	(a)
Total Road & Rail					3,357,404

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,080,000		$1,096,200
Total Industrials					18,666,339
Information Technology — 3.6%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	770,000		749,788
Internet Software & Services — 0.8%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	2,110,000		2,162,750	(a)(c)
IT Services — 0.2%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	500,000		506,875	(a)
Semiconductors & Semiconductor Equipment — 0.7%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	2,000,000		2,029,624
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	816,974	(a)
Technology Hardware, Storage & Peripherals — 1.3%
HP Inc., Senior Notes	4.650%	12/9/21	2,000,000		2,138,276
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,500,000		1,144,279
Western Digital Corp., Senior Notes	10.500%	4/1/24	280,000		273,000	(a)
Total Technology Hardware, Storage & Peripherals					3,555,555
Total Information Technology					9,821,566
Materials — 9.0%
Chemicals — 0.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	280,000		271,600	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	699,105	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		841,280	(a)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	350,000		361,812	(a)(h)
Total Chemicals					2,173,797
Construction Materials — 0.6%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		596,250	(a)
HeidelbergCement Finance Luxembourg SA, Senior Notes	8.500%	10/31/19	610,000	EUR	878,948	(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	300,000		231,000	(a)
Total Construction Materials					1,706,198
Containers & Packaging — 1.9%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,200,000		1,262,250	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,290,000		1,241,625	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	450,000		434,250	(a)
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	1,230,000	EUR	1,446,510	(b)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		$994,250	(a)
Total Containers & Packaging					5,378,885
Metals & Mining — 4.4%
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	470,000		445,325	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	250,000		232,107	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	850,000		784,380	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	750,000		701,250
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,500,000		1,557,750	(a)(e)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	650,000		627,250
Glencore Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,129,245
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	1,562,000		1,396,116	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	800,000		810,200
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,602,272
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,816,000		2,618,880
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	340,000		306,850
Total Metals & Mining					12,211,625
Paper & Forest Products — 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,388,281
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000		258,375
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	520,000		393,900
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,518,451
Total Paper & Forest Products					3,559,007
Total Materials					25,029,512
Telecommunication Services — 13.3%
Diversified Telecommunication Services — 8.5%
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	1,828,552	(b)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	700,000		709,625	(a)
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	1,770,000		1,825,312
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,510,000		658,875	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		716,710	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,706,750
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,570,000		5,842,930	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,214,338
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,596,360
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,500,000		2,879,710
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,330,000		1,209,622
Windstream Services LLC, Senior Notes	7.750%	10/1/21	270,000		230,175
Windstream Services LLC, Senior Notes	6.375%	8/1/23	200,000		153,500
Total Diversified Telecommunication Services					23,572,459

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 4.8%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	2,560,000		$2,569,600	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,179,986
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		783,580
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	270,000		297,000	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	760,000		818,900	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	1,360,000		1,516,400	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,090,000		997,350
Sprint Corp., Senior Notes	7.875%	9/15/23	3,410,000		2,676,850
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	1,150,000		1,263,327	(b)
Total Wireless Telecommunication Services					13,102,993
Total Telecommunication Services					36,675,452
Utilities — 6.5%
Electric Utilities — 3.1%
Electricite de France SA, Junior Subordinated Notes	5.625%	1/22/24	2,500,000		2,415,625	(a)(e)(f)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	1,740,000	GBP	2,796,544	(b)(e)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,351,300
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	1,000,000		1,083,878	(b)
Total Electric Utilities					8,647,347
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	970,820	(b)
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,280,000		1,372,800	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,948,589		1,814,623
Total Independent Power and Renewable Electricity Producers					3,187,423
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,142,797	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,378,190	(a)
Veolia Environnement SA, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,643,188
Total Multi-Utilities					5,164,175
Total Utilities					17,969,765
Total Corporate Bonds & Notes (Cost — $322,746,071)					326,959,932
Asset-Backed Securities — 1.6%
Argent Securities Inc., 2004-W10 A2	1.219%	10/25/34	752,330		734,045	(e)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.414%	6/25/33	1,249,652		1,171,616	(e)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.586%	11/15/36	502,206		395,645	(e)
Home Equity Asset Trust, 2004-8 M1	1.309%	3/25/35	641,516		621,469	(e)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Park Place Securities Inc., 2004-WCW1 M2	1.459%	9/25/34	316,893	$316,951	(e)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	5.470%	9/25/33	268,660	277,654
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.355%	4/25/31	1,291,879	779,151	(e)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	68,100	70,103	(e)
Total Asset-Backed Securities (Cost — $4,459,100)				4,366,634
Collateralized Mortgage Obligations — 0.7%
ARM Trust, 2004-5 4A1	2.952%	4/25/35	305,312	296,489	(e)
Bear Stearns ARM Trust, 2005-12 24A1	2.727%	2/25/36	28,615	26,322	(e)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.973%	7/27/36	49,255	49,420	(a)(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	237,167	245,792	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.824%	1/19/35	207,613	204,371	(e)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.876%	8/25/35	910,841	902,722	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.319%	9/25/36	65,712	58,700	(e)
Total Collateralized Mortgage Obligations (Cost — $1,634,152)				1,783,816
Senior Loans — 0.7%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	491,444	294,866	(i)(j)
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	595,500	532,973	(i)(j)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	770,000	713,212	(i)(j)
Total Health Care				1,246,185
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple II Power, LLC, New Term Loan B	—	4/3/19	390,000	364,650	(k)
Total Senior Loans (Cost — $2,202,888)				1,905,701
Sovereign Bonds — 2.4%
Argentina — 0.3%
Republic of Argentina, Senior Notes	6.875%	4/22/21	360,000	371,700	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	340,000	345,950	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	200,000	197,200	(a)
Total Argentina				914,850
Brazil — 0.2%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000	560,700	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Chile — 0.6%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		$1,648,716	(a)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	418,056
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,452,537	(b)
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,655,561	(b)
Total Sovereign Bonds (Cost — $6,385,040)					6,650,420
U.S. Government & Agency Obligations — 3.0%
U.S. Government Obligations — 3.0%
U.S. Treasury Bonds	3.000%	11/15/45	780,000		834,691
U.S. Treasury Notes	1.375%	9/30/20	7,500,000		7,547,753
Total U.S. Government & Agency Obligations (Cost — $8,354,401)					8,382,444

			Shares
Common Stocks — 0.8%
Financials — 0.8%
Banks — 0.8%
Citigroup Inc.			48,867		2,261,565
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, ADR			20,965		65,626	*(a)
Total Common Stocks (Cost — $2,130,715)					2,327,191
Convertible Preferred Stocks — 0.2%
Health Care — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC (Cost — $635,060)	5.500%		755		612,675
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
State Street Corp.	5.900%		37,454		1,017,625	(e)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.008%		3,050		79,758	(e)
Total Preferred Stocks (Cost — $1,017,989)					1,097,383

		Expiration Date	Notional Amount
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $171,863)		1/17/17	8,031,000		36,678
Total Investments before Short-Term Investments (Cost — $349,737,279)					354,122,874

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Shares	Value
Short-Term Investments — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,439,305)	0.225%	3,439,305	$3,439,305
Total Investments — 129.2% (Cost — $353,176,584#)			357,562,179
Liabilities in Excess of Other Assets — (29.2)%			(80,823,383)
Total Net Assets — 100.0%			$276,738,796

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of April 30, 2016.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of April 30, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country**
United States	50.5%
United Kingdom	14.2
France	6.3
Italy	2.7
Netherlands	2.5
Australia	2.4
Brazil	2.2
Mexico	1.9
Luxembourg	1.9
Spain	1.9
Russia	1.6
Colombia	1.6
Qatar	0.9
Chile	0.9
Trinidad and Tobago	0.8
Germany	0.8
United Arab Emirates	0.7
Switzerland	0.6
Peru	0.6
Argentina	0.4
Finland	0.4
Belgium	0.4
Malaysia	0.4
Canada	0.4
Ireland	0.4
Cayman Islands	0.3
India	0.3
China	0.3
Congo	0.3
Morocco	0.2
Japan	0.2
Bahamas	0.0 ‡
Short-Term Investments	1.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $353,176,584)	$357,562,179
Foreign currency, at value (Cost — $524,079)	528,423
Cash	688
Interest and dividends receivable	6,532,994
Receivable for securities sold	1,778,697
Unrealized appreciation on forward foreign currency contracts	128,751
Deposits with brokers for open futures contracts	59,030
Receivable from broker — variation margin on open futures contracts	9,969
Prepaid expenses	19,462
Total Assets	366,620,193

Liabilities:
Loan payable (Note 7)	83,000,000
Payable for securities purchased	5,325,822
Unrealized depreciation on forward foreign currency contracts	1,077,948
Investment management fee payable	233,672
Interest payable	153,571
Directors’ fees payable	7,557
Accrued expenses	82,827
Total Liabilities	89,881,397
Total Net Assets	$276,738,796

Net Assets:
Par value ($0.001 par value; 14,940,541 shares issued and outstanding; 100,000,000 shares authorized)	$14,941
Paid-in capital in excess of par value	284,830,426
Undistributed net investment income	6,450,779
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(18,001,070)
Net unrealized appreciation on investments, futures contracts and foreign currencies	3,443,720
Total Net Assets	$276,738,796

Shares Outstanding	14,940,541

Net Asset Value	$18.52

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended April 30, 2016

Investment Income:
Interest	$11,427,782
Dividends	35,142
Total Investment Income	11,462,924

Expenses:
Investment management fee (Note 2)	1,400,295
Interest expense (Note 7)	456,017
Excise tax (Note 1)	308,724
Transfer agent fees	43,025
Directors’ fees	38,224
Audit and tax fees	29,249
Shareholder reports	15,802
Fund accounting fees	14,237
Legal fees	12,882
Stock exchange listing fees	10,576
Custody fees	9,061
Commitment fees (Note 7)	7,078
Insurance	2,606
Miscellaneous expenses	6,148
Total Expenses	2,353,924
Net Investment Income	9,109,000

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(8,895,320)
Futures contracts	133,596
Foreign currency transactions	1,350,365
Net Realized Loss	(7,411,359)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,490,055
Futures contracts	27,765
Foreign currencies	(1,324,561)
Change in Net Unrealized Appreciation (Depreciation)	4,193,259
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(3,218,100)
Increase in Net Assets From Operations	$5,890,900

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year Ended October 31, 2015	2016	2015

Operations:
Net investment income	$9,109,000	$18,550,439
Net realized gain (loss)	(7,411,359)	4,140,504
Change in net unrealized appreciation (depreciation)	4,193,259	(23,804,684)
Increase (Decrease) in Net Assets From Operations	5,890,900	(1,113,741)

Distributions to Shareholders From (Note 1):
Net investment income	(10,178,957)	(20,605,464)
Decrease in Net Assets From Distributions to Shareholders	(10,178,957)	(20,605,464)

Fund Share Transactions:
Cost of shares repurchased (14,000 and 276,119 shares repurchased, respectively)	(213,465)	(4,671,232)
Decrease in Net Assets From Fund Share Transactions	(213,465)	(4,671,232)
Decrease in Net Assets	(4,501,522)	(26,390,437)

Net Assets:
Beginning of period	281,240,318	307,630,755
End of period*	$276,738,796	$281,240,318
*Includesundistributed net investment income of:	$6,450,779	$7,520,736

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$5,890,900
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(96,427,820)
Sales of portfolio securities	92,264,132
Net purchases, sales and maturities of short-term investments	(1,297,305)
Cash paid for purchased options	(171,863)
Payment-in-kind	(10,900)
Net amortization of premium (accretion of discount)	(281,738)
Decrease in receivable for securities sold	1,030,905
Increase in interest and dividends receivable	(413,657)
Decrease in receivable from broker — variation margin on open futures contracts	25,365
Increase in prepaid expenses	(8,068)
Decrease in deposits with brokers for open futures contracts	121,995
Increase in payable for securities purchased	3,875,822
Decrease in investment management fee payable	(13,167)
Increase in Directors’ fees payable	4,924
Increase in interest payable	37,350
Decrease in accrued expenses	(32,223)
Net realized loss on investments	8,895,320
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(4,128,475)
Net Cash Provided by Operating Activities*	9,361,497

Cash Flows From Financing Activities:
Distributions paid on common stock	(10,178,957)
Payment for shares repurchased	(213,465)
Net Cash Used in Financing Activities	(10,392,422)
Net Decrease in Cash	(1,030,925)
Cash at Beginning of Period	1,560,036
Cash at End of Period	$529,111

*	Included in operating expenses is cash of $425,784 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of period	$18.81	$20.20	$20.36	$20.63	$19.15	$20.41

Income (loss) from operations:
Net investment income	0.61	1.23	1.30	1.24	1.33	1.39
Net realized and unrealized gain (loss)	(0.22)	(1.30)	(0.09)	(0.09)	1.67	(1.09)
Total income (loss) from operations	0.39	(0.07)	1.21	1.15	3.00	0.30

Less distributions from:
Net investment income	(0.68) [3]	(1.36)	(1.39)	(1.33)	(1.50)	(1.48)
Net realized gains	—	—	—	(0.08)	(0.02)	(0.08)
Return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.68)	(1.36)	(1.39)	(1.42)	(1.52)	(1.56)
Anti-dilutive impact of repurchase plan	0.00 [4,5]	0.04 [4]	0.02 [4]	—	—	—

Net asset value, end of period	$18.52	$18.81	$20.20	$20.36	$20.63	$19.15

Market price, end of period	$16.69	$17.17	$18.22	$18.08	$20.25	$18.05
Total return, based on NAV[6,7]	2.28%	(0.17)%	6.18%	5.76%	16.55%	2.13%
Total return, based on Market Price[8]	1.38%	1.88%	8.67%	(3.84)%	21.54%	2.97%

Net assets, end of period (000s)	$276,739	$281,240	$307,631	$312,451	$316,104	$291,495

Ratios to average net assets:
Gross expenses	1.76%[9]	1.55%	1.28%	1.23%	1.34%	1.40%
Net expenses	1.76 [9]	1.55	1.28	1.23	1.34	1.40
Net investment income	6.81 [9]	6.25	6.36	6.04	6.79	7.05

Portfolio turnover rate	27%	33%	22%	20%	9%	16%

Supplemental data:
Loan Outstanding, End of Period (000s)	$83,000	$83,000	—	—	—	—
Asset Coverage Ratio for Loan Outstanding[10]	433%	439%	—	—	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$4,334	$4,388	—	—	—	—
Weighted Average Loan (000s)	$83,000	$83,000 [11]	—	—	—	$21,644
Weighted Average Interest Rate on Loan	1.10%	0.91%[11]	—	—	—	1.16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

The repurchase plan was completed at an average repurchase price of $15.25 for 14,000 shares and $213,465 for the six months ended April 30, 2016, $16.92 for 276,119 shares and $4,671,232 for the year ended October 31,2015 and $18.11 for 116,116 shares and $2,103,258 for the year ended October 31,2014.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	23

Financial highlights (cont’d)

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$326,959,932	—	$326,959,932
Asset-backed securities	—	4,366,634	—	4,366,634
Collateralized mortgage obligations	—	1,783,816	—	1,783,816
Senior loans:
Energy	—	—	$294,866	294,866
Health care	—	713,212	532,973	1,246,185
Utilities	—	—	364,650	364,650
Sovereign bonds	—	6,650,420	—	6,650,420
U.S. Government & agency obligations	—	8,382,444	—	8,382,444
Common stocks:
Financials	$2,261,565	—	—	2,261,565
Telecommunication services	—	65,626	—	65,626
Convertible preferred stocks	612,675	—	—	612,675
Preferred stocks	1,097,383	—	—	1,097,383
Purchased options	—	36,678	—	36,678
Total long-term investments	$3,971,623	$348,958,762	$1,192,489	$354,122,874
Short-term investments†	3,439,305	—	—	3,439,305
Total investments	$7,410,928	$348,958,762	$1,192,489	$357,562,179
Other financial instruments:
Forward foreign currency contracts	—	128,751	—	128,751
Total	$7,410,928	$349,087,513	$1,192,489	$357,690,930

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$26,976	—	—	$26,976
Forward foreign currency contracts	—	$1,077,948	—	1,077,948
Total	$26,976	$1,077,948	—	$1,104,924

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,077,948. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

and realized gains for the calendar year. The Fund paid $308,724 of Federal excise taxes attributable to calendar year 2015 in March 2016.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$87,197,686	$9,230,134
Sales	91,390,257	873,875

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,710,746
Gross unrealized depreciation	(16,325,151)
Net unrealized appreciation	$4,385,595

At April 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	11	6/16	$1,911,757	$1,884,781	$(26,976)

At April 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	784,586	USD	566,161	Bank of America N.A.	5/13/16	$59,153
USD	36,484,416	EUR	32,233,751	Bank of America N.A.	5/13/16	(435,449)
EUR	1,240,000	USD	1,383,338	Citibank N.A.	5/13/16	36,932
EUR	430,000	USD	482,184	Citibank N.A.	5/13/16	10,330
EUR	200,000	USD	226,534	Citibank N.A.	5/13/16	2,541
USD	3,598,457	EUR	3,184,559	Citibank N.A.	5/13/16	(49,071)
USD	15,403,062	GBP	10,672,373	Citibank N.A.	5/13/16	(191,271)
EUR	1,300,000	USD	1,470,573	UBS AG	5/13/16	18,420
EUR	260,000	USD	296,423	UBS AG	5/13/16	1,375
USD	2,380,642	EUR	2,122,143	UBS AG	5/13/16	(50,017)
USD	13,631,596	GBP	9,428,802	UBS AG	5/13/16	(145,647)
USD	3,052,287	GBP	2,200,000	UBS AG	5/13/16	(162,325)
USD	326,105	GBP	230,000	UBS AG	5/13/16	(9,968)
USD	1,102,756	GBP	770,000	UBS AG	5/13/16	(22,358)
USD	887,273	GBP	610,000	UBS AG	5/13/16	(4,051)
USD	1,294,200	EUR	1,134,537	Bank of America N.A.	7/14/16	(7,791)
Total						$(949,197)

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Abbreviations used in this table:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$36,678
Forward foreign currency contracts	128,751
Total	$165,429

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$26,976	—	$26,976
Forward foreign currency contracts	—	$1,077,948	1,077,948
Total	$26,976	$1,077,948	$1,104,924

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$247,053	$(113,457)	$133,596
Forward foreign currency contracts[1]	—	1,409,677	1,409,677
Total	$247,053	$1,296,220	$1,543,273

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(135,185)	$(135,185)
Futures contracts	$(72,049)	99,814	27,765
Forward foreign currency contracts[2]	—	(1,361,580)	(1,361,580)
Total	$(72,049)	$(1,396,951)	$(1,469,000)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended April 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$48,212
Futures contracts (to buy)	6,133,138
Futures contracts (to sell)†	3,085,804
Forward foreign currency contracts (to buy)	12,669,743
Forward foreign currency contracts (to sell)	89,961,215

†	At April 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$36,678	—	$36,678
Futures contracts[3]	9,969	—	9,969
Forward foreign currency contracts	128,751	—	128,751
Total	$175,398	—	$175,398

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$1,077,948	—	$1,077,948

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

5. Distributions subsequent to April 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/20/16	5/27/16	$0.1135
6/17/16	6/24/16	$0.1135
7/22/16	7/29/16	$0.1135
8/19/16	8/26/16	$0.1135

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended April 30, 2016, the Fund repurchased and retired 0.09% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 11.95% for the six months ended April 30, 2016. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

Since the Fund’s commencement of the stock repurchase program through April 30, 2016, the Fund repurchased 406,235 shares or 2.65% of its common shares outstanding for the total amount of $6,987,955.

7. Loan

Effective June 2, 2015, the Fund has a revolving credit agreement with National Australia Bank Limited that allows the Fund to borrow up to an aggregate amount of $90,000,000. This credit agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. The final scheduled termination date of the credit agreement is June 2, 2020. The Fund pays a commitment fee at an annual rate of 0.20% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions

Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended April 30, 2016 was $456,017. For the six months ended April 30, 2016, the Fund incurred a commitment fee in the amount of $7,078. For the six months ended April 30, 2016, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $83,000,000 and the weighted average interest rate was 1.10%. At April 30, 2016, the Fund had $83,000,000 of borrowings outstanding per this credit agreement.

8. Deferred capital losses

As of October 31, 2015, the Fund had deferred capital losses of $6,845,331, which have no expiration date, that will be available to offset future taxable capital gains.

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) Western Asset Management Company Ltd. in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub- Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds, including the Fund, for the 1-year period ended June 30, 2014 and of ten funds, including the Fund, for the 3-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked sixth among the funds in the Performance Universe for that period (first being best in these performance rankings) and was ranked third among the Funds in the Performance Universe for the 3-year period ended such date. In each of the periods, the Fund’s performance was better than the median performance for the funds in the Performance Universe for that period. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1- and 3-year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and seven other leveraged global income closed-end funds, as classified by Lipper. The eight funds in the Expense Universe had average net common share assets ranging from $122.4 million to $454.7 million. Three of the Expense Universe funds were larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe compared on the basis of common share assets only and was ranked third among the funds in the Expense Universe on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked first among the funds in the Expense Universe compared on the basis of common share assets only and ranked third among the funds in the Expense Universe compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was better than the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fun, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower,

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub- Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 3 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub- Adviser were present.

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 26, 2016 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	12,366,844	726,059
Eileen A. Kamerick	12,369,045	723,858
Riordan Roett	12,358,144	734,759
Jane Trust	12,365,186	727,717

At April 30, 2016, in addition to Robert D. Agdern, Eileen A. Kamerick, Riordan Roett and Jane Trust, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by Computershare Inc. (“Computershare”), as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

Western Asset Global Corporate Defined Opportunity Fund Inc.	47

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

*	Effective March 14, 2016, Computershare Inc, serves as the Fund’s transfer agent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX012645 6/16 SR16-2795

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Effective at the close of business on June 3, 2016, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Andrew J. Belshaw, Paul Shuttleworth, Christopher F. Kilpatrick and Chia-Liang (CL) Lian. These investment professionals, all of whom are employed by Western Asset Management Company work together with a broader investment management team.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	0	0	0	1,207,765
December 1 through December 31	1,400	$15.57	1,400	1,206,365
January 1 through January 31	12,600	$15.21	12,600	1,193,765
February 1 through February 29	0	0	0	1,193,765
March 1 through March 31	0	0	0	1,193,765
April 1 through April 30	0	0	0	1,193,765
Total

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the

“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 20, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 20, 2016